UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09651 and 811-09735

Name of Fund: BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2015

Date of reporting period: 08/31/2015

Item 1 – Report to Stockholders

AUGUST 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Focus Growth Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended August 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. U.S. growth picked up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (“Fed”) would eventually be inclined to raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. Although these concerns abated in the later part of July when the Greek parliament passed a series of austerity and reform measures, the calm was short-lived. Chinese equity prices plunged and experienced extreme volatility despite policymakers’ attempts to stabilize the market. Financial markets broadly were highly volatile during the month of August as evidence of a further deceleration in China’s economy stoked worries about global growth. Equity and high yield assets declined, with emerging markets especially hard hit given falling commodity prices and lower growth estimates for many of those economies. High quality fixed income assets such as U.S. Treasury and municipal bonds benefited from investors seeking shelter from global volatility.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2015
	6-month	12-month
U.S large cap equities (S&P 500® Index)	(5.32)%	0.48%
U.S. small cap equities (Russell 2000® Index)	(5.36)	0.03
International equities (MSCI Europe, Australasia, Far East Index)	(6.30)	(7.47)
Emerging market equities (MSCI Emerging Markets Index)	(15.97)	(22.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(0.86)	3.24
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.68)	1.56
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.21	2.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.85)	(2.93)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2015

Investment Objective

BlackRock Focus Growth Fund, Inc.’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2015, through its investment in Master Focus Growth LLC (the “Master LLC”), the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

At the sector level, the Master LLC’s positioning in information technology (“IT”) and health care contributed positively to results. In IT, the Master LLC showed notable strength in the internet software & services industry, while pharmaceutical and biotechnology industry positions added to performance in health care. The Master LLC also benefited from limited exposure to the energy sector, especially the energy equipment & services industry.

•

At the stock level, Netflix Inc. was the largest individual contributor. Shares outperformed in the first half of 2015 as global subscriber growth came in materially above expectations, with total customers topping 62 million. Strong performance continued in the final months of the reporting period, with the company reporting another quarter of strong subscriber growth, both domestically and internationally. Overall, the investment advisor’s thesis of a virtuous cycle is playing out, whereby Netflix Inc. leverages its large scale to enable it to drive more content, attracting more subscribers.

•

The Master LLC’s health care holdings Valeant Pharmaceuticals International, Inc. and United Therapeutics Corp. were significant contributors as well. Valeant Pharmaceuticals International, Inc.’s shares gained early in the reporting period as the controversy surrounding its bid for Allergan, Inc. ended with news the latter would be acquired by Actavis Plc. Later, Valeant Pharmaceuticals International, Inc. shares responded favorably to its plan to acquire Salix Pharmaceuticals Ltd., establishing its presence in the gastrointestinal therapeutics market. United Therapeutics Corp.’s stock price climbed early in the period after receiving a favorable ruling in its patent infringement lawsuit against competitor Sandoz. More broadly, the stock benefited amid greater investor appreciation for principal drivers of the company’s revenue and earnings, which have much longer life spans than the market assumes. Shares also got a boost after peer Actelion Pharmaceuticals Ltd. reported disappointing results for competing pulmonary arterial hypertension drug Selexipag.

•	Additional contributions came from the Master LLC’s investment in private technology firm Uber Technologies, Inc., as well as holdings in AbbVie, Inc. and Visa, Inc.
•

Conversely, at the sector level, the Master LLC’s positioning in industrials and consumer staples was the prime detractor from performance. Aerospace & defense and road & rail holdings had the most negative impact within industrials. In consumer staples, a broad underweight (particularly in food & staples retailing and tobacco) constrained relative performance as the sector was among the best performers over the one-year period.

•

The largest detractor at the individual stock level was TripAdvisor, Inc., which underperformed due to a combination of factors, including disappointing earnings, perceived lack of progress on its direct booking initiative, and worries about negative foreign exchange impact on its future guidance and on cross-border travel activity. Despite the near-term underperformance, the investment advisor maintains a positive view on the company’s prospects relative to its valuation. Most encouraging is TripAdvisor, Inc.’s progress toward enabling direct booking on its platform and the company’s growth in its non-hotel businesses.

•

Casinos & gaming company Wynn Resorts Ltd. and Chinese Internet software and services company Baidu, Inc. also lagged. Shares of Wynn Resorts Ltd. underperformed as China’s anti-corruption campaign intensified, causing gaming revenues in Macau to fall below expectations and, in turn, leading to negative earnings revisions for the company. Baidu, Inc. underperformed on earnings-related shortfalls relative to expectations. The positions in both Wynn Resorts Ltd. and Baidu, Inc. were eliminated from the Master LLC by the end of the reporting period.

Describe recent portfolio activity.

•

Due to a combination of trading activity and market movements during the reporting period, the Master LLC’s weighting in the consumer staples and consumer discretionary sectors increased, with additions in health care and financials as well. The Master LLC’s weighting in the industrials and energy sectors considerably decreased.

Describe portfolio positioning at period end.

•

As of period end, the Master LLC’s largest sector overweights relative to the Russell 1000® Growth Index were in health care, IT and consumer discretionary, where the investment advisor continues to find value in innovative companies that are utilizing best-in-class analytics to measurably improve outcomes, while better managing expenses and driving top-line growth. Consumer staples and industrials were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in the common stock of not less than 25 to not more than 45 companies that Master LLC management believes have strong earnings and revenue growth and capital appreciation potential.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended August 31, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(0.92)%	11.15%	N/A	16.32%	N/A	9.99%	N/A
Investor A	(0.66)	11.10	5.27%	15.84	14.60%	9.59	9.00%
Investor C	(1.15)	9.87	8.96	14.96	14.96	8.69	8.69
Russell 1000® Growth Index	(3.88)	4.26	N/A	17.40	N/A	8.41	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$990.80	$5.37	$1,000.00	$1,019.81	$5.45	1.07%
Investor A	$1,000.00	$993.40	$6.83	$1,000.00	$1,018.35	$6.92	1.36%
Investor C	$1,000.00	$988.50	$10.58	$1,000.00	$1,014.57	$10.71	2.11%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on March 1, 2015 and held through August 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Derivative Financial Instruments

The Master LLC may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master LLC’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Master LLC’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	7

Statement of Assets and Liabilities	BlackRock Focus Growth Fund, Inc.

August 31, 2015

Assets
Investments at value — Master LLC (cost — $73,047,409)	$86,596,935
Receivables:
Capital shares sold	669,088
From the advisor	34,529
Prepaid expenses	12,653

Total assets	87,313,205

Liabilities
Payables:
Contributions to the Master LLC	542,058
Capital shares redeemed	127,030
Transfer agent fees	49,924
Service and distribution fees	31,191
Administration fees	12,897
Printing fees	9,064
Other affiliates	2,636
Officer’s fees	53
Other accrued expenses	10,526

Total liabilities	785,379

Net Assets	$86,527,826

Net Assets Consist of
Paid-in capital	$68,631,076
Undistributed net realized gain allocated from the Master LLC	4,347,224
Net unrealized appreciation (depreciation) allocated from the Master LLC	13,549,526

Net Assets	$86,527,826

Net Asset Value
Institutional — Based on net assets of $19,867,953 and 6,143,452 shares outstanding, 100 million shares authorized, $0.10 par value	$3.23

Investor A — Based on net assets of $40,206,413 and 13,279,820 shares outstanding, 100 million shares authorized, $0.10 par value	$3.03

Investor C — Based on net assets of $26,453,460 and 10,280,131 shares outstanding, 300 million shares authorized, $0.10 par value	$2.57

See Notes to Financial Statements.

8	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Statement of Operations	BlackRock Focus Growth Fund, Inc.

Year Ended August 31, 2015

Investment Income (Loss)
Net investment income (loss) allocated from the Master LLC:
Dividends — unaffiliated	$446,988
Dividends — affiliated	910
Securities lending — affiliated — net	689
Expenses	(590,017)
Fees waived	160,643

Total income	19,213

Fund Expenses
Administration	199,501
Service — Investor A	93,159
Service and distribution — Investor C	250,139
Transfer agent — Institutional	24,078
Transfer agent — Investor A	89,631
Transfer agent — Investor C	61,508
Professional	79,760
Registration	49,819
Printing	34,111
Officer	32
Miscellaneous	8,477

Total expenses	890,215
Less administration fees waived	(8,920)
Less transfer agent fees waived — Institutional	(30)
Less transfer agent fees waived — Investor A	(523)
Less transfer agent fees waived — Investor C	(277)
Less transfer agent fees reimbursed — Institutional	(7,579)
Less transfer agent fees reimbursed — Investor A	(19,548)
Less transfer agent fees reimbursed — Investor C	(14,820)

Total expenses after fees waived and reimbursed	838,518

Net investment loss	(819,305)

Realized and Unrealized Gain Allocated from the Master LLC
Net realized gain from investments	5,679,662
Net change in unrealized appreciation (depreciation) on investments	2,602,806

Net realized and unrealized gain	8,282,468

Net Increase in Net Assets Resulting from Operations	$7,463,163

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	9

Statements of Changes in Net Assets	BlackRock Focus Growth Fund, Inc.

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment loss	$(819,305)	$(396,567)
Net realized gain	5,679,662	14,102,507
Net change in unrealized appreciation (depreciation)	2,602,806	3,112,260

Net increase in net assets resulting from operations	7,463,163	16,818,200

Distributions to Shareholders From[1]
Net realized gain:
Institutional	(2,471,361)	(2,288,797)
Investor A	(5,516,361)	(6,154,373)
Investor C	(4,193,980)	(4,404,994)

Decrease in net assets resulting from distributions to shareholders	(12,181,702)	(12,848,164)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	15,954,757	1,592,539

Net Assets
Total increase in net assets	11,236,218	5,562,575
Beginning of year	75,291,608	69,729,033

End of year	$86,527,826	$75,291,608

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Financial Highlights	BlackRock Focus Growth Fund, Inc.

	Institutional
	Year Ended August 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$3.42	$3.22	$2.88	$2.65	$2.13

Net investment income (loss)[1]	(0.02)	0.00 [2]	0.00 [2]	(0.01)	(0.00)[3]
Net realized and unrealized gain	0.36	0.79	0.34	0.25	0.52

Net increase from investment operations	0.34	0.79	0.34	0.24	0.52

Distributions from net realized gain[4]	(0.53)	(0.59)	—	(0.01)	—

Net asset value, end of year	$3.23	$3.42	$3.22	$2.88	$2.65

Total Return[5]
Based on net asset value	11.15%	26.17%[6]	11.81%	9.16%[7]	24.41%[7]

Ratios to Average Net Assets[8]
Total expenses	1.14%[9]	1.10%[9]	1.20%[9]	1.22%[9]	0.96%[9]

Total expenses after fees waived and/or reimbursed	1.09%[9]	1.10%[9]	1.20%[9]	1.22%[9]	0.96%[9]

Net investment income (loss)	(0.53)%[9]	0.05%[9]	0.00%[9,10]	(0.28)%[9]	(0.02	)%9,[11]

Supplemental Data
Net assets, end of year (000)	$19,868	$14,733	$13,276	$15,780	$32,783

Portfolio turnover of the Master LLC	94%	130%	178%	78%	97%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.43%.

[7]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended August 31,
	2015	2014	2013	2012	2011
Total return	—	—	—	8.02%	23.00%

[8]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[9]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.

[10]	Less than 0.01%.

[11]

Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income (loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (0.14)% for the year ended August 31, 2011.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	11

Financial Highlights (continued)	BlackRock Focus Growth Fund, Inc.

	Investor A
	Year Ended August 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$3.23	$3.07	$2.75	$2.54	$2.06

Net investment loss[1]	(0.03)	(0.01)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain	0.35	0.74	0.33	0.24	0.49

Net increase from investment operations	0.32	0.73	0.32	0.22	0.48

Distributions from net realized gain[2]	(0.52)	(0.57)	—	(0.01)	—

Net asset value, end of year	$3.03	$3.23	$3.07	$2.75	$2.54

Total Return[3]
Based on net asset value	11.10%	25.43%[4]	11.64%	8.76%[5]	23.30%[5]

Ratios to Average Net Assets[6]
Total expenses	1.50%[7]	1.49%[7]	1.63%[7]	1.65%[7]	1.45%[7]

Total expenses after fees waived and/or reimbursed	1.43%[7]	1.49%[7]	1.63%[7]	1.65%[7]	1.45%[7]

Net investment loss	(0.87)%[7]	(0.35)%[7]	(0.43)%[7]	(0.71)%[7]	(0.54)%[7,8]

Supplemental Data
Net assets, end of year (000)	$40,206	$36,446	$33,622	$36,614	$45,871

Portfolio turnover of the Master LLC	94%	130%	178%	78%	97%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 24.65%.

[5]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended August 31,
	2015	2014	2013	2012	2011
Total return	—	—	—	7.58%	21.36%

[6]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment loss.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.

[8]

Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment loss to average net assets. Not including this interest, the ratio of net investment loss to average net assets would have been (0.63)% for the year ended August 31, 2011.

See Notes to Financial Statements.

12	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Financial Highlights (concluded)	BlackRock Focus Growth Fund, Inc.

	Investor C
	Year Ended August 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$2.83	$2.74	$2.48	$2.31	$1.88

Net investment loss[1]	(0.04)	(0.03)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain	0.29	0.67	0.29	0.21	0.46

Net increase from investment operations	0.25	0.64	0.26	0.18	0.43

Distributions from net realized gain[2]	(0.51)	(0.55)	—	(0.01)	—

Net asset value, end of year	$2.57	$2.83	$2.74	$2.48	$2.31

Total Return[3]
Based on net asset value	9.87%	24.76%[4]	10.48%	7.90%[5]	22.87%[5]

Ratios to Average Net Assets[6]
Total expenses	2.25%[7]	2.24%[7]	2.37%[7]	2.40%[7]	2.23%[7]

Total expenses after fees waived and/or reimbursed	2.18%[7]	2.24%[7]	2.37%[7]	2.40%[7]	2.23%[7]

Net investment loss	(1.62)%[7]	(1.09)%[7]	(1.17)%[7]	(1.47)%[7]	(1.33)%[7,8]

Supplemental Data
Net assets, end of year (000)	$26,453	$24,113	$22,831	$25,554	$28,132

Portfolio turnover of the Master LLC	94%	130%	178%	78%	97%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 23.88%.

[5]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended August 31,
	2015	2014	2013	2012	2011
Total return	—	—	—	6.60%	20.74%

[6]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.20%.

[8]

Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment loss to average net assets. Not including this interest, the ratio of net investment loss to average net assets would have been (1.42)% for the year ended August 31, 2011.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	13

Notes to Financial Statements	BlackRock Focus Growth Fund, Inc.

1. Organization:

BlackRock Focus Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master Focus Growth LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At August 31, 2015, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Directors of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors”.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (the “Manager”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

14	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Notes to Financial Statements (continued)	BlackRock Focus Growth Fund, Inc.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC, (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee. The Administrator contractually agreed to waive the administration fees of the Fund and/or the investment advisory fees of the Master LLC, as necessary, to reduce the sum of the administration fee (as a percentage of the average daily net assets of the Fund) and the investment advisory fee (as a percentage of the daily net assets of the Master LLC) by 0.20%. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2015, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$149
Investor A	$2,369
Investor C	$1,287

The Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of daily net assets is as follows: 1.03% for Institutional, 1.28% for Investor A, and 2.03% for Investor C. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016, unless approved by the Board, including a majority of the Independent Directors. Prior to June 1, 2015, the expense limitation as a percentage of average daily net assets was 2.00% for Institutional, 2.25% for Investor A, and 3.00% for Investor C.

For the year ended August 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares which totaled $10,531.

For the year ended August 31, 2015, affiliates received CDSCs as follows:

Investor A	$9,294
Investor C	$1,137

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended August 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	15

Notes to Financial Statements (continued)	BlackRock Focus Growth Fund, Inc.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2015, inclusive of the open tax years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2015, the following permanent differences attributable to net operating losses and foreign currency transactions were reclassified to the following accounts:

Accumulated net investment loss	$819,305
Undistributed net realized gain allocated from the Master LLC	$(819,305)

The tax character of distributions paid was as follows:

	8/31/15	8/31/14
Ordinary income	$5,172,756	$1,606,471
Long-term capital gains	7,008,946	11,241,693

Total	$12,181,702	$12,848,164

As of August 31, 2015, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$538,876
Undistributed long-term capital gains	3,944,444
Net unrealized gains[1]	13,413,430

Total	$17,896,750

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,636,275	$8,710,817	863,490	$2,882,928
Shares issued in reinvestment of distributions	717,565	2,152,693	638,167	2,010,225
Shares redeemed	(1,516,740)	(4,956,024)	(1,319,160)	(4,407,371)

Net increase	1,837,100	$5,907,486	182,497	$485,782

Investor A
Shares sold	3,452,476	$10,760,549	1,959,760	$6,227,471
Shares issued in reinvestment of distributions	1,791,559	5,052,233	1,866,388	5,580,456
Shares redeemed	(3,233,949)	(10,038,033)	(3,520,302)	(11,029,522)

Net increase	2,010,086	$5,774,749	305,846	$778,405

Investor C
Shares sold	2,227,562	$5,870,275	1,060,158	$2,982,275
Shares issued in reinvestment of distributions	1,577,664	3,802,218	1,510,387	3,972,278
Shares redeemed	(2,047,620)	(5,399,971)	(2,384,989)	(6,626,201)

Net increase	1,757,606	$4,272,522	185,556	$328,352

Total Net Increase	5,604,792	$15,954,757	673,899	$1,592,539

16	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Notes to Financial Statements (concluded)	BlackRock Focus Growth Fund, Inc.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	17

Report of Independent Registered Public Accounting Firm	BlackRock Focus Growth Fund, Inc.

To the Board of Directors and Shareholders of BlackRock Focus Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Focus Growth Fund, Inc. (the “Fund”), as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Focus Growth Fund, Inc. as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 23, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended August 31, 2015:

	Payable Date
Qualified Dividend Income for Individuals[1]	12/11/2014	7.21%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	12/11/2014	6.67%

[1]	The Fund hereby designates the percentage indicated above or the maximum allowable by law.

Additionally, the Fund distributed long-term capital gains of $0.297462 per share to shareholders of record on December 9, 2014.

18	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Portfolio Information	Master Focus Growth LLC

As of August 31, 2015

Ten Largest Holdings	Percent of Long-Term Investments
Google, Inc., Class A	6%
Facebook, Inc., Class A	6
Visa, Inc., Class A	5
Berkshire Hathaway, Inc., Class B	4
AbbVie, Inc.	4
Allergan PLC	4
United Therapeutics Corp.	4
Amazon.com, Inc.	3
Vertex Pharmaceuticals, Inc.	3
Apple Inc.	3

Sector Allocation	Percent of Long-Term Investments
Information Technology	36%
Health Care	27
Consumer Discretionary	25
Financials	4
Industrials	4
Consumer Staples	2
Materials	1
Energy	1

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	19

Schedule of Investments August 31, 2015	Master Focus Growth LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 1.3%
Delta Air Lines, Inc.	25,576	$1,119,717
Auto Components — 1.3%
Delphi Automotive PLC	15,359	1,159,912
Beverages — 2.1%
Constellation Brands, Inc., Class A	14,005	1,792,640
Biotechnology — 11.3%
Biogen, Inc. (a)	7,476	2,222,615
Celgene Corp. (a)	14,871	1,755,968
United Therapeutics Corp. (a)	20,309	3,058,942
Vertex Pharmaceuticals, Inc. (a)	21,867	2,788,480

		9,826,005
Chemicals — 1.1%
The Sherwin-Williams Co.	3,768	963,892
Diversified Financial Services — 4.0%
Berkshire Hathaway, Inc., Class B (a)	25,564	3,426,599
Health Care Providers & Services — 4.7%
Humana, Inc.	9,165	1,675,270
UnitedHealth Group, Inc.	20,950	2,423,915

		4,099,185
Hotels, Restaurants & Leisure — 1.3%
Domino’s Pizza, Inc.	10,219	1,082,601
Internet & Catalog Retail — 8.6%
Amazon.com, Inc. (a)	5,604	2,874,236
Netflix Inc. (a)	20,505	2,358,690
TripAdvisor, Inc. (a)	32,014	2,237,779

		7,470,705
Internet Software & Services — 14.7%
Facebook, Inc., Class A (a)	55,548	4,967,658
Google, Inc., Class A (a)	8,199	5,311,476
LinkedIn Corp., Class A (a)	4,193	757,256
Tencent Holdings Ltd.	100,000	1,674,703

		12,711,093
IT Services — 6.8%
Alliance Data Systems Corp. (a)	8,273	2,127,733
Visa, Inc., Class A	53,020	3,780,326

		5,908,059
Media — 4.0%
Liberty Global PLC, Class A (a)	41,163	1,980,764
The Madison Square Garden Co., Class A (a)	20,720	1,459,517

		3,440,281
Multiline Retail — 2.7%
Dollar General Corp.	31,235	2,326,695
Oil, Gas & Consumable Fuels — 0.8%
Concho Resources, Inc. (a)	6,759	731,053
Pharmaceuticals — 9.6%
AbbVie, Inc.	53,351	3,329,636
Allergan PLC (a)	10,250	3,113,335
Perrigo Co. PLC	10,126	1,852,754

		8,295,725
Road & Rail — 2.6%
Union Pacific Corp.	26,365	2,260,535

Common Stocks	Shares	Value
Software — 5.8%
Mobileye NV (a)	19,553	$1,105,918
Salesforce.com, Inc. (a)	34,621	2,401,312
Splunk, Inc. (a)	11,017	682,723
Workday, Inc., Class A (a)	12,463	875,650

		5,065,603
Specialty Retail — 3.7%
The Home Depot, Inc.	17,616	2,051,559
Restoration Hardware Holdings, Inc. (a)	12,073	1,116,511

		3,168,070
Technology Hardware, Storage & Peripherals — 3.1%
Apple Inc.	23,598	2,660,910
Textiles, Apparel & Luxury Goods — 2.7%
Hanesbrands, Inc.	40,363	1,215,330
NIKE, Inc., Class B	9,880	1,104,090

		2,319,420
Total Common Stocks — 92.2%		79,828,700

Preferred Stocks
Internet Software & Services — 2.8%
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $999,102) (a)(b)	64,404	2,449,084
Software — 1.2%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $598,061) (a)(b)	97,563	1,042,948
Total Preferred Stocks — 4.0%		3,492,032
Total Long-Term Investments (Cost — $69,771,204) — 96.2%		83,320,732

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (c)(d)	2,372,574	2,372,574
Total Short-Term Securities (Cost — $2,372,574) — 2.8%		2,372,574
Total Investments (Cost — $72,143,778) — 99.0%		$85,693,306
Other Assets Less Liabilities — 1.0%		903,629

Net Assets — 100.0%		$86,596,935

See Notes to Financial Statements.

20	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Schedule of Investments (continued)	Master Focus Growth LLC

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of report date, the Master LLC held restricted securities with a current value of $3,492,032 and an original cost of $1,597,163 which was 4.0% of its net assets.

(c)	Represents the current yield as of report date.

(d)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	82,217	2,290,357	2,372,574	$910
BlackRock Liquidity Series, LLC Money Market Series	—	—	—	$689	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Master LLC’s derivative financial instruments categorized by risk exposure. For information about the Master LLC’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain from:
Forward foreign currency exchange contracts	—	—	—	$3,790	—	$3,790

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$522,545[1]
Average amounts sold — in USD	$518,754[1]

[1]	Actual contract amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master LLC’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master LLC’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$1,119,717	—	—	$1,119,717
Auto Components	1,159,912	—	—	1,159,912
Beverages	1,792,640	—	—	1,792,640
Biotechnology	9,826,005	—	—	9,826,005
Chemicals	963,892	—	—	963,892
Diversified Financial Services	3,426,599	—	—	3,426,599
Health Care Providers & Services	4,099,185	—	—	4,099,185
Hotels, Restaurants & Leisure	1,082,601	—	—	1,082,601
Internet & Catalog Retail	7,470,705	—	—	7,470,705
Internet Software & Services	11,036,390	$1,674,703	—	12,711,093

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	21

Schedule of Investments (concluded)	Master Focus Growth LLC

	Level 1	Level 2	Level 3	Total
IT Services	$5,908,059	—	—	$5,908,059
Media	3,440,281	—	—	3,440,281
Multiline Retail	2,326,695	—	—	2,326,695
Oil, Gas & Consumable Fuels	731,053	—	—	731,053
Pharmaceuticals	8,295,725	—	—	8,295,725
Road & Rail	2,260,535	—	—	2,260,535
Software	5,065,603	—	—	5,065,603
Specialty Retail	3,168,070	—	—	3,168,070
Technology Hardware, Storage & Peripherals	2,660,910	—	—	2,660,910
Textiles, Apparel & Luxury Goods	2,319,420	—	—	2,319,420
Preferred Stocks:
Internet Software & Services	—	—	$2,449,084	2,449,084
Software	—	—	1,042,948	1,042,948
Short-Term Securities	2,372,574	—	—	2,372,574

Total	$80,526,571	$1,674,703	$3,492,032	$85,693,306

The Master LLC may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, cash of $48,914 is categorized as Level 1 within the disclosure hierarchy.

During the year ended August 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Master LLC had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Securities	Total
Assets:
Opening balance, as of August 31, 2014	$859,112	$1,597,163	$2,456,275
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	—	1,894,869	1,894,869
Purchases	—	—	—
Sales	(859,112)	—	(859,112)

Closing balance, as of August 31, 2015	—	$3,492,032	$3,492,032

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015[2]	—	$1,894,869	$1,894,869

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Master LLC’s Level 3 investments as of August 31, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$3,492,032	Market Comparable Companies	Net Revenue Multiple[1]	24.75x
			Net Revenue Growth Rate[1]	372.80%
			2016 Projected Revenue Multiple[1]	21.0x
			Compounded Annual Net Revenue Growth Rate[1]	94.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

22	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Statement of Assets and Liabilities	Master Focus Growth LLC

August 31, 2015

Assets
Investments at value — unaffiliated (cost — $69,771,204)	$83,320,732
Investments at value — affiliated (cost — $2,372,574)	2,372,574
Cash	48,914
Receivables:
Investments sold	1,206,765
Contributions from investors	542,058
Dividends — unaffiliated	31,326
Dividends — affiliated	315
Prepaid expenses	86

Total assets	87,522,770

Liabilities
Payables:
Investments purchased	844,842
Investment advisory fees	30,084
Directors’ fees	6,890
Other affiliates	531
Other accrued expenses	43,488

Total liabilities	925,835

Net Assets	$86,596,935

Net Assets Consist of
Investors’ capital	$73,047,409
Net unrealized appreciation (depreciation)	13,549,526

Net Assets	$86,596,935

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	23

Statement of Operations	Master Focus Growth LLC

Year Ended August 31, 2015

Investment Income
Dividends — unaffiliated	$446,988
Dividends — affiliated	910
Securities lending — affiliated — net	689

Total income	448,587

Expenses
Investment advisory	479,293
Professional	42,798
Accounting services	28,030
Directors	21,311
Custodian	15,194
Printing	1,653
Miscellaneous	1,738

Total expenses	590,017
Less fees waived by the Manager	(160,643)

Total expenses after fees waived	429,374

Net investment income	19,213

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	5,677,586
Foreign currency transactions	2,076

5,679,662

Net change in unrealized appreciation (depreciation) on:
Investments	2,602,808
Foreign currency translations	(2)

2,602,806

Net realized and unrealized gain	8,282,468

Net Increase in Net Assets Resulting from Operations	$8,301,681

See Notes to Financial Statements.

24	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Statements of Changes in Net Assets	Master Focus Growth LLC

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$19,213	$467,817
Net realized gain	5,679,662	14,102,507
Net change in unrealized appreciation (depreciation)	2,602,806	3,112,260

Net increase in net assets resulting from operations	8,301,681	17,682,584

Capital Transactions
Proceeds from contributions	25,341,641	12,092,674
Value of withdrawals	(22,441,340)	(24,248,598)

Net increase (decrease) in net assets derived from capital transactions	2,900,301	(12,155,924)

Net Assets
Total increase in net assets	11,201,982	5,526,660
Beginning of year	75,394,953	69,868,293

End of year	$86,596,935	$75,394,953

Financial Highlights	Master Focus Growth LLC

	Year Ended August 31,
	2015	2014	2013	2012	2011

Total Return
Total return	11.70%	26.75%[1]	12.45%	9.80%[2]	24.90%[2]

Ratios to Average Net Assets
Total expenses	0.74%	0.74%	0.76%	0.76%	0.68%

Total expenses after fees waived	0.54%	0.54%	0.56%	0.56%	0.48%

Net investment income	0.02%	0.61%	0.65%	0.38%	0.44%[3]

Supplemental Data
Net assets, end of year (000)	$86,597	$75,395	$69,868	$78,815	$108,508

Portfolio turnover	94%	130%	178%	78%	97%

[1]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Master LLC’s total return. Not including this payment, the Master LLC’s total return would have been 26.01%.

[2]

Includes a payment received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Master LLC’s total return is as follows:

	Year Ended August 31,
	2015	2014	2013	2012	2011
Total return	—	—	—	8.66%	23.49%

[3]

Includes interest on the proceeds received from a settlement of litigation, which impacted the Master LLC’s ratio of net investment income (loss) to average net assets. Not including this interest, the Master LLC’s ratio of net investment income (loss) to average net assets would have been 0.34% for the year ended August 31, 2011.

See Notes to Financial Statements.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	25

Notes to Financial Statements	Master Focus Growth LLC

1. Organization:

Master Focus Growth LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Master LLC’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Master LLC has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases where the Master LLC enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master LLC may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master LLC may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Master LLC’s financial statement disclosures.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

26	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Notes to Financial Statements (continued)	Master Focus Growth LLC

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board. The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

•

The Master LLC values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	27

Notes to Financial Statements (continued)	Master Focus Growth LLC

had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master LLC’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Master LLC’s investments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: The Master LLC may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

28	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Notes to Financial Statements (continued)	Master Focus Growth LLC

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Master LLC engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master LLC and/or to manage economically its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Master LLC enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Master LLC, help to manage the overall exposure to the currencies in which some of the investments held by the Master LLC are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Master LLC as an unrealized gain or loss. When the contract is closed, the Master LLC records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master LLC’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master LLC.

In order to better define its contractual rights and to secure rights that will help the Master LLC mitigate its counterparty risk, the Master LLC may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master LLC and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master LLC may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master LLC’s net assets decline by a stated percentage or the Master LLC fails to meet the terms of its ISDA Master Agreements. The result would cause the Master LLC to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master LLC and the counterparty.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	29

Notes to Financial Statements (continued)	Master Focus Growth LLC

Cash collateral that has been pledged to cover obligations of the Master LLC and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master LLC, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Master LLC. Any additional required collateral is delivered to/pledged by the Master LLC on the next business day. Typically, the Master LLC and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master LLC from its counterparties are not fully collateralized, the Master LLC bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master LLC has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master LLC bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of the agreements, collateral may not be required to all derivative contacts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. For the year ended August 31, 2015, the amount waived was $845.

For the year ended August 31, 2015, the Master LLC reimbursed the Manager $765 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive the administration fees of BlackRock Focus Growth Fund, Inc. (“Focus Growth”) and/or the investment advisory fees of the Master LLC, as necessary to reduce the sum of the administration fee (as a percentage of the average daily net assets of Focus Growth) and investment advisory fee (as a percentage of the average daily net assets of the Master LLC) by 0.20%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016 unless approved by the Board, including a majority of the Independent Directors. For the year ended August 31, 2015, the Master LLC waived $159,798, which is included in fees waived by the Manager in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses of Focus Growth and/or the Master LLC in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of daily net assets is as follows: 1.03% for Institutional, 1.28% for Investor A, and 2.03% for Investor C. BlackRock Advisors, LLC (the “Administrator”) has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2016, unless approved by the Board, including a majority of the Independent Directors. Prior to June 1, 2015, the expense limitation as a percentage of daily net assets was 2.00% for Institutional, 2.25% for Investor A and 3.00% for Investor C. For the year ended August 31, 2015, the Master LLC had no fees waived or reimbursed to limit the expenses of Focus Growth.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC.

30	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Notes to Financial Statements (continued)	Master Focus Growth LLC

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Master LLC retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through December 31, 2014, the Master LLC retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended August 31, 2015, the Master LLC paid BIM $224 for securities lending agent services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended August 31, 2015, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $726,430.

7. Purchases and Sales:

For the year ended August 31, 2015, purchases and sales of investments, excluding short-term securities, were $74,421,742 and $74,823,556, respectively.

8. Income Tax Information:

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of August 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$72,279,874

Gross unrealized appreciation	$14,371,898
Gross unrealized depreciation	(958,466)

Net unrealized appreciation	$13,413,432

9. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Master LLC, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	31

Notes to Financial Statements (concluded)	Master Focus Growth LLC

such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2015, the Master LLC did not borrow under the credit agreement.

10. Principal Risks:

As of August 31, 2015, the Master LLC invested a significant portion of its assets in securities in the information technology, health care and consumer discretionary sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

32	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Report of Independent Registered Public Accounting Firm	BlackRock Master Focus Growth LLC

To the Board of Directors and Investor of Master Focus Growth LLC:

We have audited the accompanying statement of assets and liabilities of Master Focus Growth LLC (the “Master LLC”), including the schedule of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Focus Growth LLC as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 23, 2015

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	33

Disclosure of Investment Advisory Agreement

The Board of Directors of the Master Focus Growth LLC (the “Master Fund”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Master Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. The BlackRock Focus Growth Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement with respect to the Master Fund. For simplicity: (a) the Board of Directors of the Master Fund and the Board of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Feeder Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Fund and/or Feeder Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance

34	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Disclosure of Investment Advisory Agreement (continued)

accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Fund and the Feeder Fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Feeder Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (g) sales and redemption data regarding the Feeder Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2016. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) the Feeder Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Fund and the Feeder Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	35

Disclosure of Investment Advisory Agreement (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Feeder Fund ranked in the fourth, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Feeder Fund’s underperformance during these periods. The Board was informed that, among other things, the portfolio’s aggressive positioning generated relative underperformance as investors sold more volatile, high growth holdings in favor of more defensive dividend yielding companies. The decision to position the portfolio aggressively in 2011 and maintain the aggressive positioning throughout the year and into 2012 was very costly, as avoiding risk and playing defense was the recipe for outperformance. The Master Fund’s/Feeder Fund’s performance during these periods was also hampered by relatively poor stock selection across several sectors, as the portfolio maintained a bias toward riskier and higher growth stocks.

The Board and BlackRock discussed BlackRock’s strategy for improving the Master Fund’s/Feeder Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Fund’s portfolio managers in seeking to do so. BlackRock and the Board previously had concurred, given the Master Fund’s/Feeder Fund’s poor historical performance, in changing the portfolio management team. Both BlackRock and the Board are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Master Fund’s/Feeder Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Feeder Fund’s contractual management fee rate compared with the other funds in the Feeder Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Feeder Fund’s total expense ratio, as well as the Master Fund’s/Feeder Fund’s actual management fee rate, to those of other funds in the Feeder Fund’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

36	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Disclosure of Investment Advisory Agreement (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Fund and the Feeder Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Fund and the Feeder Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master Fund’s/Feeder Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Feeder Fund’s Expense Peers. The Board further noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Feeder Fund’s total expenses as a percentage of the Feeder Fund’s average daily net assets on a class-by-class basis. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower contractual expense cap on the Feeder Fund, on a class-by-class basis. The cap became effective June 1, 2015. Additionally, the Board noted that BlackRock has contractually agreed to waive the advisory fee of the Master Fund and the administration fee of the Feeder Fund, as necessary, to reduce the overall contractual management fee rate.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Feeder Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	37

Disclosure of Investment Advisory Agreement (concluded)

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

38	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Fund/Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Director	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	39

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Fund/Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]     Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s/Master LLC’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 75.

[3]    Date shown is the earliest date a person has served for the Fund/Master LLC. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

40	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Fund/Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s 2011 Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	2015 to present (Director); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management interested Director. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-lawsor charter or statute, or until December 31 of the year in which they turn 72. Officers of the Fund/Master LLC serve at the pleasure of the Board.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	41

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	2015 to present (Director); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the Fund/Master LLC.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

42	BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FOCUS GROWTH FUND, INC.	AUGUST 31, 2015	43

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	BLACKROCK FOCUS GROWTH FUND, INC. INC.	AUGUST 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FG-8/15-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Focus Growth Fund, Inc.	$7,363	$7,363	$0	$0	$9,690	$9,500	$0	$0
Master Focus Growth LLC	$25,763	$25,765	$0	$0	$0	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Focus Growth Fund, Inc.	$9,690	$9,500
Master Focus Growth LLC	$0	$0

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 3, 2015